UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

IZEA Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Avenue Suite 412 Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 674-6911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

As noted in the financial statements of Izea Holdings, Inc. (“we”, “us” or “our”) for the quarter ended June 30, 2011 filed on August 22, 2011, our independent registered public accounting firm had not completed their SAS 100 review of the quarter ended June 30, 2011 since we were in the process of determining the accounting impact related to the issuance of common and preferred stock and warrants in a financing arrangement which occurred on May 24, 2011 and May 26, 2011. On September 8, 2011, our management completed its analysis of the financing arrangement and concluded its unaudited financial statements included in those financial statements cannot be relied upon.

We have determined the warrants issued in connection with the said financing arrangement require a classification in liabilities as derivative warrants. In addition, we determined the units sold to our Chief Executive Officer in connection with the financing arrangement resulted in compensation expense.

The impact on the affected line items of our quarterly financial statements for the three and six months ended June 30, 2011 is set forth below:

Balance Sheet
As of June 30, 2011

	As Previously Reported	Adjustment	As Restated
Warrant liability	$ -	$1,037,419	$1,037,419
Total liabilities	2,201,977	1,037,419	3,239,396
Additional paid-in capital	17,080,516	(1,051,210)	16,029,306
Accumulated deficit	(15,413,206)	13,791	(15,399,415)
Total stockholders’ equity	1,671,108	(1,037,419)	633,689

Statement of Operations
Three Months ended June 30, 2011

	As Previously Reported	Adjustment	As Restated
General and administrative expenses	$984,517	$16,000	$1,000,517
Total operating expenses	1,063,219	16,000	1,079,219
Loss from operations	(598,517)	16,000	(614,517)
Change in fair value of warranty liability	-	29,791	29,791
Total other income (expense)	(6,168)	29,791	23,623
Net loss	(604,685)	13,791	(590,894)

Statement of Operations
Six Months ended June 30, 2011

	As Previously Reported	Adjustment	As Restated
General and administrative expenses	1,917,639	$16,000	1,933,639
Total operating expenses	2,193,863	16,000	2,209,863
Loss from operations	(1,247,918)	16,000	(1,263,918)
Change in fair value of warranty liability	-	29,791	29,791
Total other income (expense)	(13,096)	29,791	16,695
Net loss	(1,261,014)	13,791	(1,247,223)

We will restate our financial statements for the quarter ended June 30, 2011 to correct the errors noted above and file an amendment to our Form 10-Q for the quarter ended June 30, 2011 with the Securities and Exchange Commission.

Management has apprised its Board of Directors and has discussed the matters in this Report with its independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2011	IZEA HOLDINGS, INC.

	By:	/s/ Edward H. Murphy
Name: Edward H. Murphy
Title: Chief Executive Officer